NVIT J.P. Morgan Equity and Options Total Return Fund
(formerly, NVIT AQR Large Cap Defensive Style Fund)
Summary Prospectus April 30, 2026

Class I / Class II / Class IV / Class Y

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2026 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT J.P. Morgan Equity and Options Total Return Fund seeks total return through a flexible combination of capital appreciation and current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class IV Shares	Class Y Shares
Management Fees	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.21%	0.21%	0.21%	0.06%
Total Annual Fund Operating Expenses	0.79%	1.04%	0.79%	0.64%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$81	$252	$439	$978
Class II Shares	106	331	574	1,271
Class IV Shares	81	252	439	978
Class Y Shares	65	205	357	798
NSP-LCD (4/26)
Summary Prospectus April 30, 2026

NVIT J.P. Morgan Equity and Options Total Return Fund

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.00% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a multi-pronged approach to total return, sourced from dividends, options premium and capital appreciation. The Fund seeks to achieve its objective by (1) creating an actively managed portfolio of equity securities and (2) by selling (writing) call options with exposure to the S&P 500® Index (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets in a combination of equity securities and options. For these purposes, equity securities are securities that represent an ownership interest in the issuer. A call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, an underlying security or futures contract at a specified price during the option period.
The Fund is designed to provide investors with total return while exposing investors to less risk through lower volatility than the broad U.S. large-capitalization stock market. If the Fund is successful in providing lower volatility, then the value of the Fund’s portfolio will fluctuate less than the overall market over a full market cycle (typically, a three to five year time horizon). In order to reduce volatility and provide a diversified source of total return, the Fund will write call options based on the Index or on exchange-traded funds that seek to replicate the Index (“S&P 500® ETFs”). Such options will be at an exercise price (also known as a strike price) that is out-of-the-money. The premiums generated from the written call options are an important source of the Fund's diversified return stream and will be reinvested in the Fund’s portfolio, instead of having the premiums paid out to investors as income. Selling call options may also reduce volatility. The written call options are reset periodically to seek to better capitalize on current market conditions and opportunities; these resets assist the Fund in seeking to provide relatively stable returns. In addition to the use of the options overlay strategy, the Fund may use derivatives, primarily futures contracts and options on futures, to gain exposure to its index or certain securities in its index or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities, making the Fund’s shares more sensitive to the economic results of those securities.
Long Equity Portfolio – in managing the equity portion of the Fund, the subadviser employs a fundamental data science enabled investment approach that combines research, data insights, and risk management. The subadviser defines data science as the discipline of extracting useful insights from collections of information, and the subadviser utilizes the insights as a part of its investment process. The subadviser utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and a variety of other data sources that the subadviser finds relevant to conducting fundamental analysis. The subadviser combines insights derived from these sources to forecast the financial prospects of each security, also known as fundamental analysis. Alongside its own insights, the subadviser’s portfolio management team uses the forecasts developed through data science techniques to help to identify securities that are priced favorably relative to their associated levels of risk. The subadviser’s portfolio management team then constructs a portfolio that seeks to maximize expected future financial performance while controlling for key risks to the underlying companies’ businesses identified by the subadviser’s analysis. The subadviser assesses key risks by analyzing potential events or conditions that may have a negative impact on the subadviser’s valuation of a particular security. Such key risks may include, but are not limited to, sensitivity to changes in macroeconomic conditions, competitive risks from existing companies or new entrants, and operational risks related to the companies’ business models. The subadviser regularly evaluates the efficacy of the sources of information included within the investment process, and seeks to identify new data sources that will be additive to the subadviser’s forecasts and portfolio construction, assessing the validity of its models and assumptions as new information becomes available and market conditions change.
The Fund invests primarily in large, well-established companies, which are companies with market capitalizations similar to those within the universe of the Index at the time of purchase. The Fund also may invest in equity securities of U.S. mid-cap companies.
The subadviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the subadviser believes the security is no longer attractively valued relative to its associated levels of risk. Investments may also be sold if the subadviser identifies a stock that it believes offers a better investment opportunity.
Options Overlay – the Fund’s options overlay is intended to provide the Fund with consistent options premium as a diversified source of total return, as well as dampen the Fund’s overall volatility profile. To implement the strategy, the subadviser sells exchange-traded equity options that typically have a reference asset of the Index or an S&P 500® ETF. Premiums are generated
Summary Prospectus April 30, 2026

NVIT J.P. Morgan Equity and Options Total Return Fund

from the sale of out-of-the-money call options. The Fund will sell multiple options positions that expire at various dates, and a portion of the options overlay strategy may be reset as the applicable options approach expiration.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk – stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Volatility strategy risk – the subadviser may not be successful in managing the Fund with a lower level of volatility than the Index. Depending on market conditions during a particular time in a market cycle, the Fund’s volatility may not be lower than that of the S&P 500® Index (the “Index”). Because the Fund seeks lower relative volatility, the Fund may underperform the Index, particularly in rising markets. Options premium generated by the Fund will vary dependent on the prevailing volatility. When volatility increases, both premiums and the potential for capital appreciation also increase, but when volatility decreases, premiums and the potential for capital appreciation also decrease.
Options overlay strategy risk – when the Fund sells call options, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument or measure to the strike price (plus any premium received). In a rising market, the option may require an underlying instrument to be sold at a strike price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall position.
Data science investment approach risk – the subadviser relies on a proprietary data science enabled selection approach that utilizes proprietary techniques to process, analyze, and combine a wide variety of information, including the subadviser’s multi-decade history of proprietary fundamental research, company financial statements, and other relevant data sources, to forecast the financial prospects of each security and to assess key risks. There is no guarantee that the use of the subadviser’s proprietary data science approach will result in effective investment decisions for the Fund, specifically to the extent the approach does not perform as designed or as intended, the subadviser’s strategy may not be successfully implemented and the Fund may lose value.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts, trade disputes and social unrest or rapid technological developments such as artificial intelligence) adversely interrupt the global economy.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Selection risk – the risk that the instruments selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the instruments selected by other funds with similar investment objectives and investment strategies.
Derivatives risk – derivatives may be volatile and may involve significant risks. The underlying security, commodity, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Normally derivatives involve leverage, which means that their use can magnify significantly the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives also may be more difficult to purchase, sell or value than other instruments.
 Futures – the prices of futures contracts typically are more volatile than those of stocks and bonds. Small movements in the values of the assets or measures of underlying futures contracts can cause disproportionately larger losses to the Fund. While futures may be more liquid than other types of derivatives, they may experience periods when they are less liquid than stocks, bonds or other investments.
 Options – an option is an agreement that, for a premium payment or fee, gives the option holder (purchaser) the right but not the obligation to buy (a “call option”) the underlying security or asset (or settle for cash an amount based on an
Summary Prospectus April 30, 2026

NVIT J.P. Morgan Equity and Options Total Return Fund

underlying asset, rate or index) at a specified price (the “strike price”) during a period of time or on a specified date. Investments in options are considered speculative. Although selling call options can reduce equity market risk, it limits the opportunity to profit from an increase in the market value of stocks in exchange for upfront cash at the time of selling the call option. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies, and for these and other reasons, the Fund’s option strategies may not reduce the Fund’s volatility to the extent desired and could result in losses.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities market index and an additional index. The additional index has characteristics relevant to the Fund’s investment strategy. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund’s performance prior to September 22, 2025 reflects returns pursuant to a different subadviser. If the Fund’s current subadviser had been in place for the prior periods, the performance information shown would have been different.
Annual Total Returns– Class Y Shares
(Years Ended December 31,)

Highest Quarter:	16.71%	–	2Q 2020
Lowest Quarter:	-18.90%	–	1Q 2020
The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class I shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class I shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2025)
	1 Year	5 Years	10 Years
Class I Shares	16.49%	9.85%	11.85%
Class II Shares	16.22%	9.58%	11.58%
Class IV Shares	16.47%	9.86%	11.85%
Class Y Shares	16.49%	9.85%	11.85%
S&P 500® Index (reflects no deduction for fees or expenses)	17.88%	14.42%	14.82%
ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	4.28%	3.23%	2.17%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
J.P. Morgan Investment Management Inc.
Summary Prospectus April 30, 2026

NVIT J.P. Morgan Equity and Options Total Return Fund

Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Hamilton Reiner	Managing Director	Since 2025
Eric Moreau	Executive Director	Since 2025
Matthew Bensen, CFA	Executive Director	Since 2025
Judy Jansen	Executive Director	Since 2025
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus April 30, 2026

NVIT J.P. Morgan Equity and Options Total Return Fund

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Summary Prospectus April 30, 2026

NVIT J.P. Morgan Equity and Options Total Return Fund